April 13, 2012

DREYFUS BASIC U.S. GOVERNMENT

MONEY MARKET FUND

Supplement to Statement of Additional Information

dated July 1, 2011, as revised or amended, September 1, 2011, March 1, 2012 and April 1, 2012

            The assets of Dreyfus BASIC U.S. Government Money Market Fund (the “Fund”) were liquidated and the proceeds therefrom were distributed to Fund shareholders as of the close of business on April 11, 2012.  The Fund has been terminated and, accordingly, shares of the Fund are no longer offered.